EXHIBIT 32.2



                              CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Annual Report of Energy Conversion Devices, Inc. (the "Company") on Form 10-K for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephan W. Zumsteg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   October 22, 2003



   /s/ Stephan W. Zumsteg
   -------------------------
   Chief Financial Officer





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